Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events.
Subsequent Events
21.	Subsequent Events

On March 22, 2022, in connection with the acquisition of Complex Networks, the Company approved certain organizational changes to align sales and marketing and general and administrative functions as well as changes in content to better serve audience demands.The Company expects to record total pre-tax restructuring charges of approximately $1.7 million, comprised mainly of severance and related benefit costs. The restructuring actions associated with this charge are expected to be substantially complete in Q1 2022.

Additionally, on March 22, 2022, as part of a strategic repositioning of BuzzFeed News, the Company shared with NewsGuild, the representative of the BuzzFeed News bargaining unit, a voluntary buyout proposal covering certain desks. That proposal will be negotiated as part of collective bargaining. The Company has not yet shared its voluntary buyout proposal with non-unit BuzzFeed News employees, but it plans to do so. Employees who meet the eligibility requirements for the voluntary buyout will have 45 days to accept the Company’s offer after it has been formally communicated.